                          OPPENHEIMER CONVERTIBLE SECURITIES FUND
                              Supplement dated August 31, 2007
                           to the Prospectus dated April 30, 2007

     This supplement amends the Prospectus dated April 30, 2007.

     The Prospectus is revised by deleting the section titled "Advisory Fees" on page 16 in its entirety and replacing it with the following:

     Advisory Fees. Under the investment  advisory  agreement prior to September
1,  2007,  the Fund pays the  Manager  an  advisory  fee at an annual  rate that declines  as the Fund grows:  0.625% of the first $50 million of average  annual net assets of the Fund,  0.50% of the next $250 million,  and 0.4375% of average annual net assets over $300 million. The Fund's advisory fee for its last fiscal year ended  December  31,  2006 was 0.50% of average  annual net assets for each class of shares.

     Effective  September 1, 2007,  the Fund pays the Manager an advisory fee at the following annual rate that declines as the Fund's assets grow: 0.625% of the first $50  million of average  annual net assets of the Fund,  0.50% of the next
$250 million,  0.4375% of the next $700 million and 0.42% of average  annual net assets over $1 billion.

     A  discussion  regarding  the basis for the Board's  approval of the Fund's investment advisory agreement with the Manager is available in the Fund's Annual
Report to shareholders for the fiscal year ended December 31, 2006.

  August 31, 2007                                       PS0345.023